UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                            August 24, 2009
                            ---------------

                       Nevada Processing Solutions
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         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
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            (State or Other Jurisdiction of Incorporation)

              000-53574                       20-4959207
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       (Commission File Number)     (IRS Employer Identification No.)

                    9646 Giddings, Las Vegas, NV  89148
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          (Address of Principal Executive Offices)      (Zip Code)

                               702-334-4008
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            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Moore & Associates, Chartered

   On August 24, 2009 (the "Dismissal Date"), the Board of Directors of Nevada Processing Solutions (the "Registrant") dismissed Moore & Associates, Chartered, its independent registered public accounting firm.

   The reports of Moore & Associates, Chartered on the audited financial statements of the Registrant for the fiscal years ended June 30, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification in its audit report dated August 6, 2009 on the Registrant's financial statements for the fiscal year ended June 30, 2009. A going concern qualification was also included in its audit report dated October 17, 2008 on the Registrant's financial statements for the fiscal year ended June 30, 2008.

   During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

   The Registrant provided Moore & Associates, Chartered with a copy of this Report prior to its filing with the Securities and Exchange Commission (the SEC") and requested Moore & Associates, Chartered to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree. A copy of such letter, dated August 24, 2009, is filed as
Exhibit 16.1 to this Report.

(b)  Engagement of Seale and Beers, CPAs

   On August 24, 2009 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Seale and Beers, CPAs as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)    Exhibits

      No.   Exhibits
      ---   --------

      16.1  Letter from Moore and Associates, Chartered, dated
            August 24, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Nevada Processing Solutions
                                  ----------------------------------------
                                                 Registrant


                                    /s/ J. Chad Guidry
                                  ----------------------------------------
                                  By:   J. Chad Guidry
                                  Its:  President, Secretary,
                                        Treasurer, Director
Dated: August 24, 2009                  (Principal Executive, Principal
                                        Financial and Principal Accounting
                                        Officer)